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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: May 23, 2001
                       (Date of earliest event reported)


                      FIRST HORIZON ASSET SECURITIES INC.
            (Exact name of Registrant as specified in its charter)


               Delaware                 333-47798                75-2808384
       (State of Incorporation)    (Commission File No.)     (I.R.S. Employer
                                                            Identification No.)


             4000 Horizon Way                                       75063
               Irving, Texas                                      (Zip Code)
   (Address of Principal executive offices)


      Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-47798) filed with the Securities and Exchange Commission (the "Commission") on October 12, 2000, as amended by Amendment No. 1 thereto filed with the Commission on December 22, 2000, and as further amended by Amendment No. 2 thereto filed with the Commission on January 5, 2001, (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2001-3 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to file the supplemental tax opinion of Andrews & Kurth L.L.P. as Exhibit 8.2 to the Registration Statement and the related consent as Exhibit 24.2.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

           8.2           Supplemental Tax Opinion of Andrews & Kurth L.L.P.

          24.2 Consent of Andrews & Kurth L.L.P. (contained in the opinion filed as Exhibit 8.2)

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                                  Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES INC.


May 23, 2001                By: /s/ Wade Walker
                                --------------------------------------------
                                Wade Walker
                                Senior Vice President - Asset Securitization

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